Share-based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Share-Based Payment Arrangement, Expensed and Capitalized, Amount [Table]
Share-based Compensation
13. Share-based compensation
Pre-IPO plans
Prior to the IPO, the Board of Directors of the Company (the “Board”) established the founders’ phantom equity award, the 2022 long-term incentive program, the 2023 long-term incentive program, the 2024 long-term incentive program and the 2025 long-term incentive program (collectively, the “Pre-IPO Plans”) as award programs for management and certain key personnel to entitle them to compensation when certain strategic goals are met. The 2026 Plan (as defined herein) replaced the Pre-IPO Plans, and no additional awards will be granted under those historical plans. In connection with the closing of the IPO, all outstanding equity awards previously granted under the Pre-IPO Plans were replaced with substantially similar awards under the 2026 Plan (the “Replacement Awards”).
2026 Long-term incentive plan
On March 31, 2026, the Board approved the HMH Holding Inc. 2026 Long-Term Incentive Plan (the “2026 Plan”), which became effective upon the closing of the IPO. The 2026 Plan authorizes the grant of incentive stock options, RSUs, and other equity-based awards to eligible employees, non-employee directors, and consultants. As of June 30, 2026, the Company has reserved a maximum of 2.2 million shares of Class A common stock for issuance under the 2026 Plan, of which approximately 1.4 million shares are available for issuance of future awards. This share reserve includes an evergreen provision allowing for an annual increase of up to 5% of outstanding shares, effective on the first day of each fiscal year at the discretion of the Board. The Company has reserved an additional 1,500,714 shares of Class A common stock for issuance under the 2026 Plan to be used exclusively to satisfy the obligations under the Replacement Awards.
Share-based compensation cost
For the three and six months ended June 30, 2026, the Company recognized total share-based compensation expense of $22.8 million, upon the consummation of the IPO. The Company recorded $22.3 million of this expense within selling, general, and administrative expenses and $0.5 million was recognized within cost of sales in the condensed consolidated statements of income.
As of June 30, 2026, there was approximately $18.6 million of total unrecognized compensation cost related to unvested share-based compensation arrangements granted under both the Pre-IPO Plans and the 2026 Plan. This cost is expected to be recognized over a weighted-average period of 2.52 years.
Restricted stock:
RSUs generally vest over a three-year period, with fair value determined by the closing market price of the Company’s Class A common stock on the date of grant. The following table presents a summary of RSU activity for the six months ended June 30, 2026:

(in thousands, except per share amounts)	Restricted stock units	Weighted average price on the date of grant
Balance as of January 1, 2026	—	$—
Converted at IPO	1,204	15.89
Post-IPO grant	355	18.68
Vested upon the consummation of the IPO (a)	(924)	14.57

Balance as of June 30, 2026	635	19.37

(a).	During the three and six months ended June 30, 2026, the total grant date fair value of restricted stock unit awards that vested was $13.5 million.

Performance share units
PSUs generally cliff vest three years from the date of grant, with their grant-date fair value measured utilizing a Monte Carlo simulation model. For the 2026 PSU grant, the number of shares of Class A common stock issuable is determined by comparing the Company’s Total Shareholder Return Compound Annual Growth Rate (TSR CAGR) against the TSR CAGR of the peer group over a three-year performance period ending December 31, 2028. Initial payouts range from 0% to 200% of target. The following table presents a summary of PSU activity for the six months ended June 30, 2026:

(in thousands, except per share amounts)	Performance share units	Weighted average price on the Date of grant
Balance as of January 1, 2026	—	$—
Converted at IPO	520	18.40
Post-IPO Grant	225	27.05
Vested upon the consummation of the IPO	(167)	13.97

Balance as of June 30, 2026	578	23.04

The company estimated the fair value of PSU awards using the following weighted average assumptions:

June 30, 2026
Risk free interest rate	4.15%
Stock price volatility	56.00%
Contracted term in years	3
Expected dividend yield	—
Grant date price of HMH common stock	$18.66

HMH Holding BV And Subsidiaries [Member]
Share-Based Payment Arrangement, Expensed and Capitalized, Amount [Table]
Share-based Compensation
14. Share-based compensation
The Company had the following share-based payment arrangements during the periods presented:
Founders’ phantom equity award program
In 2022, the Board of Directors of the Company (“Board”) established a $10.0 million award program for management and certain employees that entitles them to payments when certain strategic goals are achieved. The program was established based on an equity value of $600.0 million, which was deemed to be the fair value of the Company’s equity. The Board issued awards with an aggregate grant value of $10.0 million in 2022 ($2.0 million of which was subsequently forfeited upon the departure of one recipient thereof), and partially reallocated such forfeited awards with aggregate grant values of $1.3 million and $0.3 million in 2024 and 2023, respectively, to the participants of the program. There were no such awards in 2025. The amount of the payment is determined based on the increase or decrease of the equity value of the Company. Vesting requires continuous service through the vesting date and is contingent upon the occurrence of a change in control or an IPO (each as defined in the applicable award agreement). The program expires at the end of the eight-year period after the grant date. In the event of a change of control, the settlement may be in cash, shares or other form of consideration at the discretion of the Board. In the event of an IPO, the settlement shall be made in shares of the resulting public company.
Long-term incentive program
In 2022, the Board established a share-based incentive program covering certain key personnel to entitle them to payment when certain strategic goals are achieved. The Board issued awards with an aggregate grant value of $5.0 million in 2025, $5.0 million in 2024, $5.0 million in 2023 and $5.0 million in 2022, respectively, to the participants of the program based on an equity value of $1.0 billion in 2025, $1.0 billion in 2024, $700.0 million in 2023 and $600.0 million in 2022, respectively, which were deemed to be the fair value of the Company’s equity. Each award contains two components: a time-based restricted equity award (“RSU”) and a performance-based award (“PSU”). Vesting requires continuous service through the vesting date. The RSUs have a three-year ratable vesting schedule from the grant date, and the PSUs cliff vest after three years based on specific performance metrics. Both components are contingent upon a change in control or an IPO or another event making equity ownership interest in the Company publicly available. The program expires at the end of the eight-year period after the grant date. In the event of a change in control, the settlement may be in cash, shares or other form of consideration at the discretion of the Board. In the event of an IPO or other public liquidity event, the settlement shall be made in shares of the resulting public company.